UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 23, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01                                             OTHER EVENTS.

Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), has entered into a definitive merger agreement, as amended (the “Merger Agreement”), with the New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”), pursuant to which Archipelago and the NYSE agreed to combine their businesses and become wholly-owned subsidiaries of NYSE Group, Inc. (“NYSE Group”), a newly-created, for-profit and publicly-traded holding company (the “Transaction”).

The Transaction was the subject matter of litigation filed in the Supreme Court of the State of New York, County of New York by certain members of NYSE entitled In re New York Stock Exchange/Archipelago Merger Litigation (Index No. 601646/05). On November 15, 2005, the NYSE, the other defendants in the litigation, and Archipelago, a non-party to the litigation, reached a settlement with the plaintiffs in the litigation.

Pursuant to the terms of the settlement, the NYSE, with the consent of the lead plaintiff in the litigation, selected Citigroup Global Markets Inc. (“Citigroup”) as an independent financial expert to render an opinion to the Supreme Court of the State of New York, County of New York as to the fairness, from a financial point of view, to the members of the NYSE, of the Transaction, based upon the financial terms of the Merger Agreement submitted to the NYSE members for a vote.  The parties also agreed that, subject to the terms of the settlement, the Transaction should proceed to a vote without any interference or delay.  Stockholders of Archipelago and members of the NYSE are scheduled to vote on the Transaction at their respective special meetings on December 6, 2005, as previously scheduled pursuant to the joint proxy statement/prospectus, dated November 3, 2005.

On November 23, 2005, the Citigroup opinion was delivered to Justice Charles E. Ramos of the Supreme Court of the State of
New York, County of New York.  Pursuant to the terms of the settlement, the NYSE prepared and distributed to its members a supplement, dated November 23, 2005, to the joint proxy statement/prospectus, dated November 3, 2005, containing the Citigroup opinion, a summary of the analyses that Citigroup performed in connection with its opinion and information regarding certain updated projections delivered by the NYSE and Archipelago to Citigroup in connection with its opinion.  This supplement is also being distributed to stockholders of Archipelago.  A copy of the supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Important Merger Information

In connection with the proposed merger of the NYSE and Archipelago, NYSE Group has filed a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus regarding the proposed transaction. The parties have filed other publicly available relevant documents concerning the proposed transaction with the SEC.  The SEC declared the Registration Statement effective on November 3, 2005.

NYSE MEMBERS AND ARCHIPELAGO STOCKHOLDERS ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. NYSE members and Archipelago stockholders can obtain a free copy of the final joint proxy statement/prospectus, as well as other filings containing information about NYSE and Archipelago without charge, at the SEC’s website (http://www.sec.gov). Copies of the final joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to the Office of the Corporate Secretary, NYSE, 11 Wall Street, New York 10005, 212-656-2061 or to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

The NYSE, Archipelago and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago stockholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.

Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Supplement, dated November 23, 2005, to the joint proxy statement/prospectus of the New York Stock Exchange, Inc. and Archipelago Holdings, Inc., dated November 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Supplement, dated November 23, 2005, to the joint proxy statement/prospectus of the New York Stock Exchange, Inc. and Archipelago Holdings, Inc., dated November 3, 2005.